MUNIYIELD
ARIZONA
FUND, INC.



FUND LOGO



Semi-Annual Report

April 30, 1999



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Arizona Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a repre-sentation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.





MuniYield Arizona Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MuniYield Arizona Fund, Inc.


TO OUR SHAREHOLDERS


For the six months ended April 30, 1999, the Common Stock of MuniYield Arizona Fund, Inc. earned $0.368 per share income dividends, which included earned and unpaid dividends of $0.061. This represents a net annualized yield of 5.32%, based on a month-end per share net asset value of $13.93. Over the same period, the total investment return on the Fund's Common Stock was +1.14%, based on a change in per share net asset value from $14.14 to $13.93, and assuming reinvestment of $0.368 per share income dividends.

For the six-month period ended April 30, 1999, the Fund's Auction
Market Preferred Stock had an average yield of 2.99% for Series A and 2.98% for Series B.


The Municipal Market Environment
During the six months ended April 30, 1999, long-term bond yields generally moved higher. From November 1998 through mid-January 1999, long-term bond yields traded in a relatively narrow range. However, during February, a number of economic indicators were released that suggested that economic growth in the United States would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the six-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures offset much of the concerns generated by continued strong economic growth. During most of the period, long-term, uninsured tax-exempt bond yields exhibited far less volatility and were largely stable. Also, long-term municipal bond yields rose just 5 basis points to 5.29% at the end of April 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was underwritten, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and institutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year. A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's economic system. Currently, neither condition exists or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.


MuniYield Arizona Fund, Inc.
April 30, 1999


Portfolio Strategy
During the six-month period ended April 30, 1999, we shifted our strategy to a neutral-to-defensive outlook toward the municipal bond market. We changed our previously positive view because a domestic slowdown did not materialize and the global economy appears to have bottomed. We increased our cash position and moved to the sidelines while we awaited further economic data. At April 30, 1999, we maintained approximately 75% of the Fund's holdings in bonds rated A or better by at least one of the major rating agencies.

Currently, inflation continues to be negligible and does not present any problem. However, with a robust domestic economy and a global economy showing signs of life, we are carefully monitoring the environment for any signs of inflation. Should the domestic economy cool, we would look for an opportunity to re-enter the municipal bond marketplace at higher yield levels.

Short-term tax-exempt yields exhibited considerable volatility in recent months. Interest rates paid to the Fund's Preferred Stock shareholders traded below 3% in December 1998, reflecting heightened investor demand at year-end. Current short-term interest rate levels reflect tax season-related pressures, which we expect to abate soon. During the six-month period ended April 30, 1999, leveraging generated a significant incremental yield to the Fund's Common Stock shareholders. Because we believe that the Federal Reserve Board's monetary policy is likely to remain in a narrow range for the remainder of the year, we expect short-term tax-exempt interest rates to remain at, or slightly below, current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield Arizona Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager



June 4, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniYield Arizona Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.



MuniYield Arizona Fund, Inc.
April 30, 1999


PROXY RESULTS
During the six-month period ended April 30, 1999, MuniYield Arizona
Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

                                                                      Shares                    Shares Withheld
                                                                    Voted For                     From Voting
1. To elect the Fund's Directors:         Terry K. Glenn            4,280,149                        60,007
                                          James H. Bodurtha         4,276,047                        64,109
                                          Herbert I. London         4,278,847                        61,309
                                          Robert R. Martin          4,276,295                        63,861
                                          Arthur Zeikel             4,269,915                        70,241

                                                                      Shares     Shares Voted     Shares Voted
                                                                    Voted For       Against         Abstain

2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                  4,228,087       68,736          43,333

3. To approve an amendment to the Articles Supplementary
   of the Fund.                                                       Adjourned     Adjourned        Adjourned

During the six-month period ended April 30, 1999, MuniYield Arizona
Fund, Inc.'s Preferred Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders'
meeting on April 21, 1999. The meeting was adjourned with respect to
Proposal 3. The description of each proposal and number of shares voted are as follows:
                                                                     Shares                      Shares Withheld
                                                                    Voted For                      From Voting
1. To elect the Fund's Board of Directors:
   Terry K. Glenn, James H. Bodurtha,
   Herbert I. London, Robert R. Martin,
   Joseph L. May, Andre F. Perold and
   Arthur Zeikel as follows:                 Series A                  504                              0
                                             Series B                  623                              5

                                                                      Shares     Shares Voted     Shares Voted
                                                                    Voted For       Against         Abstain
2. To ratify the selection of Deloitte &
   Touche LLP as the Fund's independent
   auditors for the current fiscal year
   as follows:                               Series A                  504             0                0
                                             Series B                  628             0                0

3.To approve an amendment to the Articles Supplementary
  of the Fund.                                                      Adjourned     Adjourned        Adjourned


MuniYield Arizona Fund, Inc.
April 30, 1999


THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Arizona Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Arizona Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DATES     Daily Adjustable Tax-Exempt Securities
GO        General Obligation Bonds
IDA       Industrial Development Authority
LEVRRS    Leveraged Reverse Rate Securities
PCR       Pollution Control Revenue Bonds
VRDN      Variable Rate Demand Notes
YCN       Yield Curve Notes


MuniYield Arizona Fund, Inc.
April 30, 1999


SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
S&P     Moody's  Face                                                                                            Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)

Arizona--91.5%
AAA      Aaa     $  325   Arizona State Municipal Financing Program, COP, Series 34, 7.25% due 8/01/2009 (b)   $     394

AA+      Aa1      3,000   Arizona State Wastewater Management Authority, Wastewater Treatment Financial
                          Assistance Revenue Bonds, 6.80% due 7/01/2011                                            3,310

AAA      Aaa      1,000   Chandler, Arizona, Water and Sewer Revenue Bonds, 6.50% due 7/01/2006 (g)(h)             1,153

                          Coconino County, Arizona, Pollution Control Corporation, PCR (Nevada Power Co.
                          Project), AMT:
BBB      NR*      1,750     6.375% due 10/01/2036                                                                  1,883
BBB      NR*      3,000     Series B, 5.80% due 11/01/2032                                                         3,029

A1+      P1         400   Coconino County, Arizona, Pollution Control Corporation Revenue Bonds (Arizona Public
                          Service-Navajo Project), VRDN, AMT, Series A, 4.25% due 10/01/2029 (j)                     400

BBB-     Baa3     4,000   Gila County, Arizona, IDA, Revenue Refunding Bonds (Environmental--Asarco Inc.),
                          5.55% due 1/01/2027                                                                      3,900

AAA      Aaa        605   Gilbert, Arizona, GO (Projects of 1988), Series C, 8.50% due 7/01/2004 (g)(h)              737

                          Glendale, Arizona, Development Authority, Educational Facilities Revenue Refunding
                          Bonds (American Graduate School International) (c):
AAA      NR*        500     7% due 7/01/2005 (h)                                                                     583
AAA      NR*        500     7.125% due 7/01/2005 (h)                                                                 586
AAA      NR*        500     5.875% due 7/01/2015                                                                     536

AAA      Aaa      2,000   Glendale, Arizona, IDA, Revenue Refunding Bonds (Midwestern University), Series A,
                          5.375% due 5/15/2028 (g)                                                                 2,048

AAA      Aaa      2,920   Maricopa County, Arizona, Elementary School District Number 68 (Alhambra), GO,
                          Series A, 6.80% due 7/01/2011 (a)                                                        3,081

BBB      Baa1     2,505   Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun Health Corporation),
                          6.125% due 4/01/2018                                                                     2,671

AA+      NR*      3,000   Maricopa County, Arizona, IDA, Hospital Facility Revenue Bonds (Mayo Clinic Hospital),
                          5.25% due 11/15/2037                                                                     2,966

                          Maricopa County, Arizona, IDA, Hospital Facility Revenue Refunding Bonds (Samaritan
                          Health Services), Series A (g):
AAA      Aaa        500     7% due 12/01/2013                                                                        535
AAA      Aaa      2,400     7% due 12/01/2016                                                                      3,019

                          Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding, Series A:
BB+      Ba1      2,125     (Public Service Company), 5.75% due 11/01/2022                                         2,126
BB+      Ba1      2,500     (Public Service Company of New Mexico Project), 6.30% due 12/01/2026                   2,625



MuniYield Arizona Fund, Inc.
April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
S&P     Moody's  Face                                                                                            Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)

Arizona (concluded)
AAA      Aaa     $  500   Maricopa County, Arizona, School District Number 3 (Tempe Elementary), GO,
                          Refunding, 7.50% due 7/01/2010 (e)                                                   $     629

AAA      Aaa      1,000   Maricopa County, Arizona, Unified School District Number 4 (Mesa Project
                          of 1995), GO, Series B, 5% due 7/01/2012 (e)                                             1,021

AAA      Aaa      1,500   Maricopa County, Arizona, Unified School District Number 11 (Peoria),
                          GO, Refunding, 6.10% due 7/01/2010 (a)                                                   1,643

AA       Aa2      1,825   Maricopa County, Arizona, Unified School District Number 48 (Scottsdale),
                          GO, 6.60% due 7/01/2012                                                                  2,178

                          Maricopa County, Arizona, Unified School District Number 80 (Chandler), GO (e):
AAA      Aaa        595     6.25% due 7/01/2011                                                                      683
AAA      Aaa        405     6.25% due 7/01/2011 (d)                                                                  470

AAA      Aaa      4,000   Mesa, Arizona, Utility System Revenue Bonds, 6.125% due 7/01/2007 (e)(h)                 4,550

AAA      Aaa      1,000   Mohave County, Arizona, IDA, Hospital System Revenue Bonds (Baptist Hospital),
                          5.50% due 9/01/2021 (g)                                                                  1,035

AAA      Aaa      2,700   Navajo County, Arizona, Pollution Control Corporation, Revenue Refunding Bonds
                          (Arizona Public Service), Series A, 5.875% due 8/15/2028 (a)                             2,896

AA-      Aaa      1,000   Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue Bonds (Junior
                          Lien), 6% due 7/01/2006 (h)                                                              1,115

                          Phoenix, Arizona, GO:
AA+      Aa1      2,655     4.50% due 7/01/2019                                                                    2,475
AA+      Aa1      8,020     4.50% due 7/01/2022                                                                    7,411

AA+      Aa1      1,485   Phoenix, Arizona, GO, Refunding, Series A, 6% due 7/01/2011                              1,683

AAA      Aaa      1,000   Pima County, Arizona, IDA, Revenue Refunding Bonds (Healthpartners),
                          Series A, 5.625% due 4/01/2014 (g)                                                       1,066

AAA      Aaa      3,050   Pima County, Arizona, Unified School District Number 1 (Tucson), GO,
                          Refunding, 7.50% due 7/01/2009 (e)                                                       3,800

                          Pinal County, Arizona, IDA, PCR (Newmont Mining), DATES (j):
A1+      P1       2,500     4% due 12/01/2009                                                                      2,500
A1+      P1       2,100     Series A, 4% due 12/01/2009                                                            2,100

AA       Aa1      4,250   Scottsdale, Arizona, Water and Sewer Revenue Bonds (Project of 1989),
                          Series E, 4.50% due 7/01/2023                                                            3,903

AA+      Aa1        825   Tempe, Arizona, GO, Refunding, Series A, 5.35% due 7/01/2010                               885

AAA      Aaa      1,000   Tempe, Arizona, Unified High School District Number 213 (School Improvements),
                          GO, 7% due 7/01/2008 (e)                                                                 1,196

AAA      Aaa      1,000   Tucson, Arizona, GO, Series A, 5.375% due 7/01/2017 (g)                                  1,029

AAA      Aaa      1,375   Tucson, Arizona, Local Development Business, Development Finance Corporation,
                          Lease Revenue Refunding Bonds, 6.25% due 7/01/2012 (e)                                   1,489

A+       A1       1,430   Tucson, Arizona, Water Revenue Refunding Bonds, 6.50% due 7/01/2016 (a)                  1,536

AA       A1       1,345   University of Arizona, University Revenue Refunding Bonds, 6.25% due 6/01/2011           1,458



MuniYield Arizona Fund, Inc.
April 30, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
S&P     Moody's  Face                                                                                            Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)

Puerto Rico--6.3%
A        Baa1    $1,250   Puerto Rico Commonwealth, GO, 5.40% due 7/01/2025                                     $  1,283

AAA      Aaa      2,000   Puerto Rico Commonwealth, GO, Refunding, YCN, 7.982% due 7/01/2020 (f)(i)                2,255

AAA      Aaa      2,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                          LEVRRS, 5.9291% due 7/01/2002 (f)(h)(i)                                                  2,298

Total Investments (Cost--$85,570)--97.8%                                                                          90,169

Variation Margin**--0.3%                                                                                             230

Other Assets Less Liabilities--1.9%                                                                                1,792
                                                                                                                --------
Net Assets--100.0%                                                                                              $ 92,191
                                                                                                                ========

(a)AMBAC Insured.
(b)BIG Insured.
(c)Connie Lee Insured.
(d)Escrowed to Maturity.
(e)FGIC Insured.
(f)FSA Insured.
(g)MBIA Insured.
(h)Prerefunded.
(i)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(j)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
  *Not Rated.
 **Financial futures contracts sold as of April 30, 1999 were as follows:

                                                   (in Thousands)

   Number of                           Expiration      Value
   Contracts      Issue                  Date     (Notes 1a & 1b)

       113     US Treasury Bonds       June 1999    $   13,581

   Total Financial Futures Contracts Sold
   (Total Contract Price--$13,820)                  $   13,581


See Notes to Financial Statements.


QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

                                     Percent of
S&P Rating/Moody's Rating            Net Assets

AAA/Aaa                                43.2%
AA/Aa                                  28.5
A/A                                     3.1
BBB/Baa                                12.5
BB/Ba                                   5.1
Other++                                 5.4

[FN]
++Temporary investments in short-term securities.



MuniYield Arizona Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1999
Assets:             Investments, at value (identified cost--$85,570,169) (Note 1a)                          $ 90,168,630
                    Cash                                                                                         297,283
                    Receivables:
                      Interest                                                             $  1,574,026
                      Variation margin (Note 1b)                                                229,531        1,803,557
                                                                                           ------------
                    Prepaid expenses and other assets                                                              4,753
                                                                                                            ------------
                    Total assets                                                                              92,274,223
                                                                                                            ------------

Liabilities:        Payables:
                      Investment adviser (Note 2)                                          $     40,422
                      Dividends to shareholders (Note 1e)                                        11,645           52,067
                                                                                           ------------
                    Accrued expenses                                                                              30,827
                                                                                                            ------------
                    Total liabilities                                                                             82,894
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 92,191,329
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share
                      (1,212 shares of AMPS* issued and outstanding at
                      $25,000 per share liquidation preference)                                            $  30,300,000
                      Common Stock, par value $.10 per share (4,444,063
                      shares issued and outstanding)                                       $    444,406
                    Paid-in capital in excess of par                                         60,547,807
                    Undistributed investment income--net                                        291,986
                    Accumulated realized capital losses on investments--net (Note 5)         (4,230,675)
                    Unrealized appreciation on investments--net                               4,837,805
                                                                                           ------------
                    Total--Equivalent to $13.93 net asset value per share of
                    Common Stock (market price--$14.375)                                                      61,891,329
                                                                                                            ------------
                    Total capital                                                                           $ 92,191,329
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniYield Arizona Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                             For the Six
                                                                                                            Months Ended
                                                                                                          April 30, 1999
Investment Income   Interest and amortization of premium and discount earned                                $  2,469,884
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    230,916
                    Commission fees (Note 4)                                                     40,047
                    Professional fees                                                            36,720
                    Transfer agent fees                                                          21,078
                    Accounting services (Note 2)                                                 12,907
                    Directors' fees and expenses                                                 12,033
                    Printing and shareholder reports                                             11,309
                    Custodian fees                                                                4,514
                    Listing fees                                                                  4,427
                    Pricing fees                                                                  3,632
                    Other                                                                         6,569
                                                                                           ------------
                    Total expenses                                                                               384,152
                                                                                                            ------------
                    Investment income--net                                                                     2,085,732
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            566,252
Unrealized          Change in unrealized appreciation on investments--net                                     (1,520,953)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  1,131,031
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.



MuniYield Arizona Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Asets
                                                                                            For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                              April 30,      October 31,
Increase (Decrease) in Net Assets:                                                             1999              1998
Operations:         Investment income--net                                                 $  2,085,732     $  4,245,525
                    Realized gain on investments--net                                           566,252        1,404,768
                    Change in unrealized appreciation on investments--net                    (1,520,953)         946,928
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,131,031        6,597,221
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (1,633,045)      (3,211,182)
(Note 1e):            Preferred Stock                                                          (450,613)      (1,035,031)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends to shareholders                                                (2,083,658)      (4,246,213)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders
Transactions        in reinvestment of dividends                                                164,443           42,519
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                    (788,184)       2,393,527
                    Beginning of period                                                      92,979,513       90,585,986
                                                                                           ------------     ------------
                    End of period*                                                         $ 92,191,329     $ 92,979,513
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    291,986     $    289,912
                                                                                           ============     ============

                    See Notes to Financial Statements.



MuniYield Arizona Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived           For the Six
from information provided in the financial statements.             Months Ended                   For the
                                                                      April 30,            Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                 1999        1998      1997      1996       1995
Per Share           Net asset value, beginning of period              $  14.14   $  13.61  $  13.06  $  13.29   $  11.33
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                               .47        .95       .96       .98       1.03
                      Realized and unrealized gain (loss) on
                      investments--net                                    (.21)       .53       .54      (.20)      2.01
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .26       1.48      1.50       .78       3.04
                                                                      --------   --------  --------  --------   --------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                              (.37)      (.72)     (.72)     (.76)      (.77)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --        --      (.02)      (.05)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++
                      Dividends to Preferred Stock shareholders:
                      Investment income--net                              (.10)      (.23)     (.23)     (.23)      (.26)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.10)      (.23)     (.23)     (.23)      (.26)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.93   $  14.14  $  13.61  $  13.06   $  13.29
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 14.375   $ 14.125  $ 12.875  $ 12.125   $  11.75
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      4.48%+++  15.74%    12.46%     9.70%     21.04%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   1.14%+++   9.61%    10.37%     4.47%     25.37%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .83%*      .82%      .85%      .66%       .55%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .83%*      .82%      .89%      .87%       .95%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.51%*     4.63%     4.73%     4.93%      5.33%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $ 61,891   $ 62,680  $ 60,286  $ 57,857   $ 58,885
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of
                    period (in thousands)                             $ 30,300   $ 30,300  $ 30,300  $ 30,300   $ 30,300
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  17.33%     39.58%    34.49%    31.75%     75.93%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,043   $  3,069  $  2,990  $  2,909   $  2,943
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    373   $    842  $    820  $    824   $    953
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    371   $    863  $    865  $    849   $    551
Outstanding:                                                          ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++The Fund's Preferred Stock was issued on December 2, 1993
                    (Series A) and March 27, 1995 (Series B).
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




MuniYield Arizona Fund, Inc.
April 30, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Arizona Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MZA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


MuniYield Arizona Fund, Inc.
April 30, 1999


(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transac-tions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $15,517,955 and $19,432,237, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $   566,252    $ 4,598,461
Financial futures                          --        239,344
                                  -----------    -----------
Total                             $   566,252    $ 4,837,805
                                  ===========    ===========

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $4,598,461, of which $4,845,592 related to appreciated securities and $247,131 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $85,570,169.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 increased by 11,730 and 3,007, respectively, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1999 were as follows: Series A, 3.55% and Series B, 3.50%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $16,563 as commissions.


5. Capital Loss Carryforward:
At October 31, 1998, the Fund had a net capital loss carryforward of approximately $4,364,000, of which $3,111,000 expires in 2002 and $1,253,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On May 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.061117 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.



MuniYield Arizona Fund, Inc.
April 30, 1999


YEAR 2000 ISSUES


Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



MuniYield Arizona Fund, Inc.
April 30, 1999


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert L. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Gerald M. Richard, Treasurer and Philip M. Mandel, Secretary of
MuniYield Arizona Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of
Directors in wishing Mr. Richard and Mr. Mandel well in their retirements.


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

ASE Symbol
MZA